EXHIBIT 10.12       AGREEMENT FOR DEED-IN-LIEU-OF FORECLOSURE


Parties: Angeles Partners XV, a California limited partnership ("Borrower"); and Angeles Mortgage Investment Trust, a California business trust ("Lender")

Property:   Property in Cuyahoga County, Ohio.  The property is legally described in Schedule 1 attached hereto.

Date:       September 6, 1995


                                 R E C I T A L S



      A. Borrower is the owner of fee simple title to the Property. Lender is the owner and holder of the loan documents (the "Loan Documents") described in Schedule 2 attached hereto.

      B. The Loan Documents secure outstanding principal indebtedness and accrued interest (the "Indebtedness") in excess of One Million Five Hundred Thousand Dollars ($1,500,000.00). The maturity date of such Indebtedness is June 30, 1994 (the "Maturity Date"). Borrower has failed to pay the Indebtedness by the Maturity Date, and has proposed to Lender that the parties resolve Borrower's default by providing for the transfer and conveyance of the Property to Lender in exchange for Lender's agreements and consideration that are hereinafter provided in order to avoid time-consuming and expensive litigation.

      C. Upon the terms and conditions set forth below, Borrower has agreed to convey the Property to Lender and to release Lender from any and all rights and claims arising out if the Loan Documents, and the Lender, upon the occurrence of the conveyance, has agreed to release and forgive the Indebtedness of the Borrower as more fully hereinafter provided.

      D. Lender, in its sole discretion, may elect to assign some or all of its rights under this Agreement and/or direct that conveyance of the Property be made to a purchaser designated by Lender.

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual provisions and covenants made herein, and the receipt of other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Borrower and Lender hereby agree that:

                                   Agreements


      1. Consideration. The consideration for the conveyance of the Property to Lender by Borrower shall be (a) Lender's forgiveness of the Indebtedness, and the release of Borrower from any and all liability under or in connection with the Loan Documents as more fully provided in the form of instrument attached hereto as Schedule 3 and made a part hereof ("Release") and (b) a payment of Five Thousand Dollars ($5,000.00) to Borrower by Lender. It is the intention of the parties hereto that the delivery of the Deed (as hereinafter defined) and the Release shall constitute a final and complete settlement of all obligations between them arising from, related to or connected with the Indebtedness, the Property and the Loan Documents.

      2. Conveyance. The Property shall be conveyed by Borrower to Lender, or at Lender's option, to Lender's designee, in lieu of Lender foreclosing upon the Loan Documents by a good and sufficient limited warranty deed ("Deed") warranting the Property to be free and clear of liens and encumbrances by, from, through, or under the Borrower except matters of record, including without limitation, (a) liens and encumbrances of record, (b) zoning ordinances, (c) easements and rights of way of record, and (d) conditions, limitations, and restrictions of record.

      3. Title Exceptions. Borrower and Lender have been furnished with a copy of a Preliminary Judicial Report (4851 Van Epps Property) filed in Case No. 279719 in the Court of Common Pleas, Cuyahoga County, Ohio, Angeles Mortgage Investment Trust, Plaintiff v. Angeles Partners XV, Defendant, showing that in addition to the Loan Documents, the Property is subject to (a) a lien for delinquent taxes and assessments for the second half of 1993 and thereafter, plus penalties and interest, (b) a Lease between Roger M. Haendies, Lessor, and Burrows Brothers, Inc., Lessee, recorded in Volume 498, page 427 of Cuyahoga County Records, and (c) a center line exception for Van Epps Road (collectively, the "Title Exceptions"). On the date the Deed is filed for record, Lender shall be furnished with an updated Preliminary Judicial Report or other title report issued by Surety Title Agency, Inc., Order No. ST 10082B, confirming that the Property is released from the Loan Documents and subject only to the Title Exceptions (the "Confirmatory Report").

      4. Representations and Warranties. Lender represents and warrants that it has the power and authority to perform this Agreement, and that the officer signing this Agreement on its behalf, is duly authorized.

      5. Escrow. As promptly as possible, and in any event, on or before September 6, 1995, Lender shall deposit in escrow with the Surety Title Agency, Inc. ("Title Company") (a) two signed counterparts of the Release, (b) the signed Note described in Schedule 2 hereof, (c) a satisfaction of the mortgage described in Schedule 2 hereof in recordable form (the "Satisfaction"), and (d) $5,000.00. As promptly as possible, and in any event, on or before September 6, 1995, Borrower shall deposit in escrow with the Title Company (a) the Deed and
(b) two signed counterparts of the Release. As promptly after the foregoing items are deposited in escrow as is possible, and in any event within three (3) business days after such items are deposited, the Title Company shall consummate the transaction provided for herein by (a) filing the Deed for record, (b) delivering to Lender and Borrower each a fully signed counterpart of the Release, (c) furnishing Lender with the Confirmatory Report, and (d) delivering to Borrower the signed Note, and (e) filing the Satisfaction for record.

      6. Casualty and Condemnation. (a) In the case of damage or destruction to the Property before the Deed is filed for record, Borrower shall promptly give Lender written notice of the damage or destruction, together with such reasonable details of which Borrower may have knowledge, including, without limitation, an estimate of the reasonable and necessary cost of restoration of the Property as nearly as practicable to its condition immediately before that damage or destruction. After Borrower's notice is given, Lender may at its option terminate this Agreement without further obligation under this Agreement, or if Lender shall elect not to terminate this Agreement, the parties to this Agreement shall close the transaction as contemplated in accordance with the terms of this Agreement and Borrower shall assign to Lender or Lender's designee all insurance proceeds, including rental loss insurance proceeds, if any, for the period from and after the Deed is filed until the Property is fully restored, for such damage or destruction.

      (b) If before the Deed is filed, written notice shall be received by Borrower of any action, suit, or proceeding to condemn or take all or any part of the Property under the powers of eminent domain, Lender shall have the right to terminate its obligations under this Agreement by notice in writing to Borrower given before the Deed is filed. If the Lender shall elect not to terminate its obligations under this Agreement, Lender shall receive an absolute assignment on the date the Deed is filed of the entire proceeds of or right to the condemnation award. Borrower shall convey the Property less that part so taken or subject to the condemnation proceeding, as the case may be.

      7. Prorations. Taxes and assessments, tenant rents and utility costs, shall not be prorated. The operating account for the Property, including all tenant rents, deposits and cash, shall be transferred from Borrower to Lender.

      8. Expenses. Lender or Lender's designee shall pay the cost of filing the Deed for record, the escrow fee of the Title Company, and the title examination charges and related costs of obtaining the Preliminary Judicial Report appertaining to the Title Exceptions and the Confirmatory Report.

      9. Broker. Borrower represents that the Property is not listed for sale with a real estate broker or agent, and Borrower and Lender agree that upon the filing of the Deed for record, no commission or other payment shall be due or payable to any entity or person.

      10. Failure of Title. If for any reason whatsoever, the Title Company cannot furnish Lender with the Confirmatory Report, this Agreement shall terminate, and Borrower and Lender shall be released of all liabilities and obligations hereunder, and the $5,000 deposited in escrow by the Lender with the Title Company, shall be returned to the Lender; provided, however, that (a) the Lender may waive any title exception or defect which is not among Title Exceptions, and (b) Borrower shall have thirty (30) days after being advised by the Title Company of such a title exception or defect not so waived in which to cure the same.

      11. Restoration of Rights and Remedies. If for any reason whatsoever this Agreement shall terminate and not be consummated in accordance with its terms and conditions, the Lender shall be fully restored to all rights and remedies which it has at law or in equity, or pursuant to the terms of the Loan Documents, and Borrower shall not be entitled to, and shall not raise the existence or termination of this Agreement as a defense to any action which Lender may institute against Borrower pursuant to the Loan Documents.


      12. Notices. All notices, demands and requests given or required or desired to be given hereunder shall be in writing and shall be delivered in person or by overnight express delivery or by United States certified mail, return receipt requested, postage prepaid, as follows:

      To Borrower:      Angeles Partners XV
                        c/o Insignia Financial Group
                        One Insignia Financial Plaza
                        Greenville, South Carolina  29602
                        Attention:  John LeBeau

      To Lender:        Angeles Mortgage Investment Trust
                        340 N. Westlake Blvd.
                        Suite 230
                        Westlake Village, CA  91362
                        Attention:  Ann Merguerian

      with a copy to :  Squire, Sanders & Dempsey
                        4900 Society Center
                        127 Public Square
                        Cleveland, Ohio  44114
                        Attention:  Mary Yuen-Ng

      13. Counterparts. This Agreement may be executed in several counterparts, each of which shall, for all purposes, be deemed an original. All of such counterparts, taken together, shall constitute one and the same agreement.

      14. Entire Agreement. This Agreement, the Deed, the Release and any other instrument delivered hereunder, constitutes the entire agreement of the parties hereto as to the subject matter hereof, and there are no agreements, representations, warranties or promises as to the subject matter hereof which are not set forth herein.

      15. Successors and Assigns. This Agreement shall be binding on and inure to the benefit of Borrower and Lender, their respective successors, assigns, grantees, and legal representatives.



      Borrower and Lender have executed this Agreement by and through their respective duly authorized officers and partners on September 6, 1995.


                                    ANGELES PARTNERS XV,
                                     a California limited partnership

                                    By:   Angeles Realty Corporation II
                                          a California corporation
                                          Its General Partner


                                    By:   Robert D. Long, Jr.

                                    Name:  Robert D. Long, Jr.

                                    Its:     CAO/Controller

                                    ANGELES MORTGAGE INVESTMENT TRUST
                                     a California business trust


                                    By:   Anna Merguerian

                                    Name:    Anna Merguerian

                                    Its:    Vice President



                                   Schedule 1

                                Legal Description


Situated in the Village of Brooklyn Heights, County of Cuyahoga, State of Ohio and known as being part of Original Brooklyn Township Lot No. 90, and part of Sublot No. 10 in Edwin Foote's Estate partitioned as recorded in Volume 65, Page 140 of Cuyahoga County Common Pleas Court Records, and together forming a parcel of land bounded and described as follows:

Beginning on the centerline of Van Epps Road, at the Southwesterly corner of land conveyed to Walter P. Gailey and Jean A. Gailey, by deed dated September 11, 1953 and recorded in Volume 7899, Page 647 of Cuyahoga County Records; thence Southerly along the centerline of Van Epps Road, about 274.15 ft. to the Southwesterly corner of land conveyed to Charles Kender and Viola Martha Kender, by deed dated July 12, 1948 and recorded in Volume 6636, Page 497 of Cuyahoga County Records; thence Easterly along the Southerly line of land so conveyed, 600 ft. to the Southwesterly corner of land conveyed to Associate Japanning by deed dated December 5, 1972 and recorded in Volume 13176, Page 891 of Cuyahoga County Records; thence Northerly along the Westerly line of land so conveyed 100 ft. to the Northwesterly corner thereof; thence Easterly along the Northerly line of land so conveyed to the Southeasterly line of land so conveyed to Charles and Viola Martha Kender, as aforesaid; thence Northeasterly along the Southeasterly line of land so conveyed to Charles and Viola Martha Kender, to the Southeasterly corner of land conveyed to Walter P. and Jean A. Gailey, as aforesaid; thence Westerly along the Southerly line of land so conveyed, 1219.35 ft. to the place of beginning, as appears by said plat, be the same more or less, but subject to all legal highways.



                                   Schedule 2

                                 Loan Documents


1. $1,500,000.00 Promissory Note Secured by Mortgage dated as of June 30, 1989 made by Angeles Partners XV to the order of Angeles Mortgage Investment Trust ("Note").

2. Mortgage, Assignment of Leases and Rents, and Security Agreement recorded on November 28, 1989 in Volume 89-6574, Page 48 of Cuyahoga County records ("Mortgage").

3. Security Agreement dated as of June 30, 1989 from Angeles Partners XV to Angeles Mortgage Investment Trust.



                                   Schedule 3

                  FORGIVENESS OF INDEBTEDNESS, MUTUAL RELEASES
                            AND COVENANTS NOT TO SUE

      THIS FORGIVENESS OF INDEBTEDNESS, MUTUAL RELEASE AND COVENANT NOT TO SUE, is made as of this 6th day of September, 1995 by and between ANGELES MORTGAGE INVESTMENT TRUST, a California business trust ("Lender") and ANGELES PARTNERS XV, a California limited partnership ("Borrower").

                                    RECITALS:

      A. Borrower is the owner of fee simple title to the property described in Exhibit A hereto ("Property"). Lender is the owner and holder of the loan documents ("Loan Documents") described in Exhibit A hereto.

      B. The Loan Documents secure outstanding principal indebtedness and accrued interest in excess of One Million Five Hundred Thousand Dollars ($1,500,000.00) ("Indebtedness"). The maturity date of such Indebtedness is June 30, 1994 (the "Maturity Date"). Borrower has failed to pay the Indebtedness by the Maturity Date, and has proposed to Lender that the parties resolve Borrower's default by providing for the transfer adn conveyance of the Property to Lender in order to avoid time-consuming and expensive litigation.

      C. Pursuant to the terms of that certain Agreement For Deed-In-Lieu of Foreclosure between Lender and Borrower dated September 5, 1995, Borrower has agreed to convey the Property to Lender, or at Lender's option, to Lender's designee, in consideration for, among other things, Lender's forgiveness of the Indebtedness, and the release of Borrower from any and all liability under or in connection with the Loan Documents.

      NOW THEREFORE, in consideration of the foregoing recitals and the mutual provisions and covenants made herein, and the receipt of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree that:

      1. As an inducement to Borrower to convey the Property to Lender, or at Lender's option, to Lender's designee, by a deed in lieu of foreclosure, and in consideration thereof, the Lender hereby completely releases adn forgives the payment of all Indebtedness and of any other indebtedness which the Borrower, its general partner, their successors and assigns, may be obligated to pay to or for the benefit of the Lender under the terms of the Loan Documents, or arising from or in connection with the Property.

      2. Lender hereby surrenders, releases, discharges and forever quit-claims unto Borrower, its general partner, their successors and assigns, any and all rights, claims, demands, debts, defenses, obligations, or causes of action which Lender now has or in the future may have against Borrower, arising under or out of, directly or indirectly, the Indebtedness, the Loan Documents and the Property.

      3. Borrower hereby surrenders, releases, discharges adn forever quit-claims unto Lender, its successors and assigns, any and all rights, claims, demands or causes of action which Borrower now has or in the future may have against Lender, arising under or out of, directly or indirectly, the Indebtedness, the Loan Documents and the Property.

      4. Lender shall not hereafter at any time whatsoever, directly or indirectly, commence or prosecute, or aid in the commencement or prosecution of, any claim, action, suit or proceeding, whether legal, equitable, or administrative, against Borrower, its general partner, their successors adn assigns, or any other person, firm or corporation, seeking recovery of the Indebtedness, or enforcement of the Loan Documents.

      5. Borrower shall not hereafter at any time whatsoever, directly or indirectly, commence or prosecute, or aid in the commencement or prosecution of, any claim, action, suit or proceeding, whether legal, equitable or administrative, against Lender, its successors and assigns, or any other person, firm or corporation, arising out of, related to or connected with the Indebtedness or the Loan Documents, provided, however, that this provision shall not prohibit or prevent Borrower (a) from continuing to assert or prosecute claims or actions of Borrower against third parties which are presently pending or (b) from defending any claim or action asserted by a third party against Borrower in connection with the Property.

      This instrument may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

      Signed by the parties hereto as of the dates of their respective acknowledgments set forth below.

Signed in the presence of:                ANGELES MORTGAGE INVESTMENT TRUST
                                          a California business trust

Donna Sivachenko                          By:    Anna Merguerian
Signature of Witness
                                          Name:    Anna Merguerian
Donna Sivachenko
Printed Name of Witness                   Its:    Vice President

Ronald J. Consiglio
Signature of Witness

Ronald J. Consiglio
Printed Name of Witness
                                          ANGELES PARTNERS XV
                                          a California limited partnership
                                          By: Angeles Realty Corporation II
                                          Its: General Partner

John C. LeBeau                            By:  Robert D. Long, Jr.
Signature of Witness
                                          Name:  Robert D. Long, Jr.
John C. LeBeau
Printed Name of Witness                   Its:  CAO/Controller

Lee Ann Price
Signature of Witness

Lee Ann Price
Printed Name of Witness




STATE OF CALIFORNIA     )

                        )  SS:
COUNTY OF VENTURA       )


      The foregoing instrument was acknowledged before me this 5th day of September, 1995, by Anna Merguerian, Vice President of ANGELES MORTGAGE INVESTMENT TRUST, a California business trust, on behalf of such trust.

(Notarial Seal)                      Jennifer L. Hester
                                    Notary Public

                                    My commission expires: 3/12/01



STATE OF SOUTH CAROLINA )
                        ) SS:
COUNTY OF GREENVILLE    )


      The foregoing instrument was acknowledged before me this 5th day of September, 1995 by Robert D. Long, Jr., CAO/Controller, of Angeles Realty Corporation II, general partner of ANGELES PARTNERS XV, a California limited partnership, on behalf of such partnership.


(Notarial Seal)                       Jennifer L. Hester
                                    Notary Public

                                    My commission expires:  3/12/01



This instrument prepared by:
Mary Yuen-Ng
Squire, Sanders & Dempsey
4900 Society Center
127 Public Square
Cleveland, Ohio  44114





                                    EXHIBIT A

                                 Loan Documents


1. $1,500,000.00 Promissory Note Secured by Mortgage dated as of June 30, 1989 made by Angeles partners XV to the order of Angeles Mortgage Investment Trust ("Note").

2. Mortgage, Assignment of Leases and Rents, and Security Agreement recorded on November 28, 1989 in Volume 89-6574, Page 48 of Cuyahoga County Records ("Mortgage").

3. Security Agreement dated as of June 30, 1989 from Angeles Partners XV to Angeles Mortgage Investment Trust.